KARTOON STUDIOS IS GROWING ACROSS KEY METRICS! Now We Need to Work On Telling Our Story Better Yesterday, we filed our 10-Q quarterly report and issued our business update for the 2nd Quarter of 2024. By almost every metric Kartoon Studios is moving forward and growing sequentially as we head towards sustained profitability in 2025. • Revenues are UP • Beacon Media (Kartoon Studios subsidiary) revenue is UP

• Mainframe (Kartoon Studios affiliated production arm) revenue is UP • Frederator Channel (Kartoon Studios subsidiary) profit is UP • Kartoon Channel profit is UP • Kartoon Channel Subscribers are UP • # of Territories where Kartoon Channel is carried are UP • Apple App Store Viewer Ratings of Kartoon Channel are UP* • Stan Lee Universe YouTube and Social footprint is UP • Costs and Overheads are DOWN - under the oversight of our new CFO Brian Parisi, direct costs are down 39% and general and administrative costs are down 18% vs the same period a year ago *while the ratings remain 4.9 of 5, and above all competitors, the number of viewer ratings from previous measuring periods, has increased The Company is focused on its path to Building Value and Sustained Profitability beginning in Q2 2025. The Company is executing 3 Key Initiatives, expected to fuel profitability and growth for years to come. Kartoon Studios doesn’t need theme parks, cruise ships, and sports rights to be highly profitable. Our model today, is simple and focused on three specific businesses. As Warren Buffett stated in our animated series, Warren Buffett’s Secret Millionaires Club:

1. KARTOON CHANNEL has become a premier global platform dedicated to distributing children’s and family content. It focuses on delivering high-quality animated brands that are recognized as SAFE for kids. The channel is available across FAST, AVOD, and SVOD services, offering both ad-supported and ad-free viewing options. The platform's brands, Ameba and

Kartoon Channel!, are tailored to preschoolers and older kids, respectively. Both offer successful subscription services on Amazon Prime Video Channels for just $3.99 per month, providing significant value in the SVOD space, especially as competitors continue to raise their prices. Importantly, it is also a vehicle to showcase our animated characters and brands, and drive consumer product sales based on our characters. For four years since launch, we have been investing in the channel with content, infrastructure, and marketing. In Q1 2024, Kartoon Channel turned profitable, and it continues to grow each month, in both subscribers and income. Not only do we have our own children’s series like Superhero Kindergarten, Rainbow Rangers, Shaq’s Garage, Roblox Rumble, Baby Genius, and Llama Llama, but we have licensed proven hit characters and shows including Peppa Pig, Super Mario Brothers, My Little Pony, Angry Birds, Yu Gi Oh, Talking Tom, Gummy Bear and Friends, Donkey Kong Country, and Power Rangers. Internationally, under the leadership of PAUL ROBINSON, Managing Director of Kartoon Channel Worldwide, Kartoon Channel is now available in 69 countries and territories outside the United States, and growing rapidly. Paul, who was previously Managing Director of Disney Channel Worldwide, and led it to be a dominant global force in broadcasting, is now focused on that same mission for Kartoon Channel Worldwide. A quick look at the below map shows the incredible number of countries Kartoon Channel is now available worldwide. It should also be noted that the success of the Kartoon Studios’ owned and produced series like Stan Lee’s Superhero Kindergarten, Shaq’s Garage, and Rainbow Rangers has helped to establish the channel’s success, both in the U.S. and internationally.

Further to the above, Kartoon Channel remains at the top of the APPLE APP STORE Ratings, ahead of all our key competitors including Disney+, Netflix, YouTube Kids, MAX, PBS Kids, and Cartoon Network! We believe this “likeability’ of the channel, will be key to growing viewership, as we now market and promote Kartoon Channel, as a key business of Kartoon Studios. (more below) The expertise and standing in the global broadcast community of Todd Steinman, President of Toon Media Networks (U.S.) and Paul Robinson have made Kartoon Channel in the U.S., and Kartoon Channel Worldwide, a globally recognized platform, for SAFE, positive entertainment for children, and they have barely scratched the potential of their platforms.

2. STAN LEE UNIVERSE is a Kartoon Studios controlled joint venture, which owns and markets properties and businesses based on, and from, legendary creator STAN LEE. It bears noting that Stan Lee, as the “godfather of comics” and the creative force behind Marvel, has been the most successful creator of our time. He created/co-created some of the most successful properties ever made, including Spider Man, Iron Man, Incredible Hulk, X Men, Guardians of the Galaxy, Fantastic Four, Black Panther, Thor, Captain America, and of course The Avengers. 14 of the top 50 Box office movies of all time, were created/co-created by Stan Lee. He has been responsible for billions of dollars of both box office and consumer products licensing revenue. Though Stan Lee passed away five years ago, he still has tens of millions of passionate followers on social media, ….more than Walt Disney! Kartoon Studios manages those social media platforms on Instagram, Facebook, X and

TikTok. We licensed to Marvel Studios the right to have Stan appear in their films going forward for the next 20 years, as well as a separate license to the Walt Disney Company for Stan to appear in theme park merchandise, for which Kartoon Studios will receive royalties from Disney. STAN LEE UNIVERSE is heir to a treasure chest of original properties left behind by Stan when he passed away, which we call ‘The Book.” This year, we begin the process of developing and profiting from the best of those titles. What will distinguish the STAN LEE UNIVERSE from the Marvel Universe, is that Stan Lee himself will be in each property. This is precisely what Stan wanted. Before he passed away, he took steps to ensure that he had been “digitally duplicated,” so that he could live on in his works. The first property of Stan Lee Universe will be introduced at NEW YORK COMI CON in October. We are very excited about the contents of “The Book” and have brought on legendary comic book icon and Batman Executive Producer, Michael Uslan, to oversee their development. Our current activities with the brand include a • STAN LEE storefront on Amazon.

- 'STAN LEE PRESENTS' channel on YouTube with over 300,000 current subscribers and growing


STAN LEE
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- STAN LEE exclusive Phygital drops with VEVE, the #1manufacturers of Phygital merchandise in the world (Veve does over $100 million of business a year for Marvel and Star Wars brands!). Their first drop was at Comicon in San Diego, two weeks ago. Drop 2 will be at New York Comi Con in October, and drop 3 is scheduled in Q1 2025


STAN LEE
APPAREL
COLLECTION
© 2024 STAN LEE UNIVERSE
EXCELSIOR!
NUFF SAID
SHOP NOW

The excitement around the product has been huge and we anticipate the VeVe relationship to become increasingly important for the Company

The STAN LEE UNIVERSE business is robust and growing and we have only just begun!


EXCELSIOR!
EXCELSIOR!
EXCELSIOR!
EXCELSIOR!
EXCELSIOR!

3. KARTOON STUDIOS’ WINNIE THE POOH The 3rd Pillar of our business going forward is our upcoming KARTOON STUDIOS’ WINNIE THE POOH. Simply stated, Winnie the Pooh, has been the single most successful children’s property of all time. It has generated over $80 billion of lifetime revenue for the Walt Disney Company and as much as $3-$6 billion per year. To create some reference, that is more than STAR WARS. That is more than Harry Potter. That is more than Barbie. More than Super Mario Brothers and more than Sonic the Hedgehog. It is more than Sesame Street. It is more than any property from Marvel. It is more than ALL Marvel properties combined, including the Avengers! Winnie-the-Pooh was created by the English author A.A. Milne, and subsequently licensed to the Walt Disney Company, which has harvested its richness since the 1960s. The copyright expired 2 years ago, 75 years after the death of the author, A.A. Milne. Anticipating this event, Kartoon Studios began developing our own protectable approach for Winnie- the-Pooh; one which honored the integrity of the original work of A.A. Milne, while modernizing and refreshing it utilizing a unique ‘yarn-based’ look.

We have been busy assembling a team of some of the best award winning story tellers and animators in our industry, and are passionately working to bring Kartoon Studios’ Winnie-the-Pooh, to life in the coming months, with a target launch of December 24, 2025, celebrating the 100-year anniversary of Pooh’s first publication. These stories will be a joyous ‘Pooh’ series that will now add music and dance to the magic chemistry of this brand. Kartoon Studios’ Winnie-the-Pooh will be an ‘oasis of goodness’ amidst confusing and challenging times for children. Through storytelling, music, and dance, it will celebrate the classical values and ‘gentle wisdom’ of POOH: kindness, friendship, family, loyalty, and love. As was so successful in Disney’s Inside Out, Kartoon Studios’ POOH will reflect the ‘neuro diversity’ of the different characters in ways that today’s kids and their parents can happily relate. To finance POOH, Kartoon Studios has created a non- dilutive joint venture with Catalyst Partners that will fund a robust multi-year package of episodes, holiday specials, and a feature length Christmas story. …..In the NEAR FUTURE, we will be sharing exciting first footage!!!!!!! KARTOON STUDIOS NEW TALENT I’m excited to point out that alongside our proven management team with pedigrees from Disney,

DreamWorks, Hasbro, and Warner Bros., we have recently recruited some fresh new talent, with exciting and innovative ideas. One such person is HAZEL HOMER-WAMBEAM. I had the privilege to meet Hazel at the recent opening of the STAN LEE exhibit at the American Heritage Center, in Laramie Wyoming. Hazel, a recent graduate of University of Wyoming (and a Miss Wyoming, by the way!), curated the exhibit of Stan, who she first met and interviewed as a fan when she was just 13 years old! The exhibit was spectacular and she clearly knew the ‘Stan brand’ inside and out, having spent 3 years pouring through hundreds of boxes of Stan’s memorabilia and archives, which he donated to the American Heritage Center. Hazel’s creativity, imagination, intellect, and work ethic, impressed us all, and we asked her to join the Kartoon Studios team. She is now the Brand Manager of Stan Lee Universe, and the Brand Manager of ‘Kartoon Studios’ Winnie-the-Pooh. She had a

key role on the San Diego Comi-Con Panel: Stan Lee: The Next Hundred Years” (check out her post from Comicon!) CLICK HERE FOR IG POST As we focus now on the 3 core businesses of Stan Lee Universe, Winnie-The-Pooh, and Kartoon Channel, it should be noted that we are working with some of the most important brands and names in the world. Whether they are partners, clients, licensees, or licensors, Kartoon Studios has a dream team list of companies and people with whom we are in business. We don’t take this responsibility lightly. These include The Walt Disney Company, Marvel, Netflix, Amazon, Apple, Alibaba, Hulu, YouTube, Mattel, Spinmaster, Bandai, Playmates, Toho, LiveOne, Deutsche Telekom, Samsung, and many others, both in the U.S. and around the world. As we integrate AI and machine learning into our business, we have had interaction with Nvidia, who has kindly guided us as we are now using their Omniverse platform and structuring AI across multiple business units to run more efficiently. I should point out that for many years we produced the animated movie that opens the Berkshire Hathaway annual meeting, and our animated series with Warren Buffett, ‘Warren Buffett’s Secret Millionaires Club, remains a staple on Kartoon Channel. With all of this going on we recognize that we need to do a better job telling our story to the investor community. Management and our Board believe our stock price is significantly undervalued and does not reflect the important activities of the business, and where we believe it will go. We have put together a plan to more effectively tell our story, which will be implemented this quarter. This strategy aims to rapidly enhance Kartoon Studios' visibility and credibility, positioning it as a significant player in both the animation industry and consumer products licensing industry, to attract both media attention, and greater investor interest. The plan will include unification of all corporate communications channels, including IR, PR, and Social Media, under a single Corporate Communications Leader, who will work in-house and has continuous interaction with the company leadership while interfacing with the outside media, enhancing the Company’s visibility among investors, the entertainment industry, and consumers. This strategy will prioritize industry/trade, financial, and consumer press maintaining a steady news flow to stay top of mind. The Kartoon Studios Corporate Website will be retooled to emphasize POOH, STAN LEE UNIVERSE, and KARTOON CHANNEL, and we plan to create a robust investor deck and video. This will be complemented by regular meetings with analysts, investor roadshows, a presence at key investor conferences, and podcasts. Letters to investors such as this one will continue, creating a comprehensive and robust presence across multiple media fronts.

There is an excitement inside Kartoon Studios today, and a confidence in where the company is going. Unlike the major Hollywood studios, who have been burdened with huge debt, existing obligations, and very difficult pivots to utilize new technologies and challenged operating units, Kartoon Studios is focused, and essentially debt free. WE HAVE 3 CORE BUSINESSES They are based on proven brands, with significant recognition and equity, and led by a team of proven executives, and dynamic fresh talent. The Company is not only poised to execute, but equally poised to get the story out. Standby! Big Things Coming # # # Forward-Looking Statements: Certain statements in this press release constitute "forward- looking statements" within the meaning of the federal securities laws. Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, our ability to generate revenue or achieve profitability; our ability to obtain additional financing on acceptable terms, if at all; the potential issuance of a significant number of shares, which will dilute our equity holders; fluctuations in the results of our operations from period to period; general economic and financial conditions; our ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; our reliance on and relationships with third-party production and animation studios; our ability to market and advertise our products; our reliance on third-parties to promote our products; our ability to keep pace with technological advances; our ability to protect our intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in the Company's subsequent filings with the Securities and Exchange Commission (the "SEC"). Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.